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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  August 19, 1996



                          ECHO BAY MINES LTD.
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          (Exact Name of Registrant as Specified in Charter)



         Canada                  1-8542               None
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(State or Other Jurisdiction   (Commission       (I.R.S. Employer
     of Incorporation)         File Number)    Identification No.)



Suite 1000, 6400 S. Fiddler's Green Circle,
          Englewood, Colorado                             80111-4957
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  (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:  303-714-8600

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                              PAGE 1 OF 3
ITEM 5.  OTHER EVENTS

     See Exhibit 99.1 for description of event.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C)  EXHIBITS

               99.1      Press Release dated August 19, 1996.



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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ECHO BAY MINES LTD.



Dated: August 19, 1996        By GERRY TYWONIUK
                                --------------------------------------
                                Gerry Tywoniuk
                                Vice President, Controller and
                                Principal Accounting Officer



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